Form 8-K/A
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                       AMENDMENT TO APPLICATION OR REPORT
                  Filed Pursuant to Section 12, 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934

                       United Dominion Realty Trust, Inc.
             (Exact name of registrant as specified in its charter)

                                AMENDMENT NO. 1

     The undersigned registrant hereby amends its Current Report on Form 8-K dated July 18, 1994 by changing the date of the report to July 1, 1994. The report was inadvertently dated with the date on which the report was filed rather than the date of the earliest event reported.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   UNITED DOMINION REALTY TRUST, INC.
                                              (Registrant)



                                   /s/  Jerry A. Davis
                                   Jerry A. Davis
                                   Vice President
                                   Corporate Controller


Date: August 16, 1994